Exhibit 10.1

Court File No. VLC-S-S-258388

NO. S-258388

VANCOUVER REGISTRY

COMPANIES’ CREDITORS ARRANGEMENT ACT, R.S.C. 1985, C. C-36 BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF THE COMPANIES’ CREDITORS ARRANGEMENT ACT,
R.S.C. 1985, C. C-36

AND

IN THE MATTER OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57

AND

IN THE MATTER OF A PLAN OF COMPROMISE OR ARRANGEMENT OF

TILT HOLDINGS INC.

PETITIONER

ORDER MADE AFTER APPLICATION

(MEETING ORDER)

BEFORE THE HONOURABLE	)	MONDAY, THE 17TH DAY
)
JUSTICE WILSON	)	OF NOVEMBER, 2025

ON THE APPLICATION of the Petitioner coming on for hearing at Vancouver, British Columbia, on the 17th day of November, 2025; AND ON HEARING H. Lance Williams and Ashley Bowron, counsel for the Petitioner, and those other counsel listed on Schedule “A” hereto; AND UPON READING the material filed, including the Pre-Filing Report of the Proposed Monitor, dated November 6, 2025 (the “Pre-Filing Report”); AND pursuant to the Companies’ Creditors Arrangement Act, R.S.C. 1985 c. C-36, as amended (the “CCAA”), the British Columbia Supreme Court Civil Rules and the inherent jurisdiction of this Court;

THIS COURT ORDERS AND DECLARES THAT:

DEFINITIONS AND INTERPRETATION

1.All capitalized terms not otherwise defined in this Order (the “Meeting Order”) shall have the meanings ascribed to them in Schedule “B” hereto and the plan of compromise,

arrangement, and reorganization of the Petitioner attached hereto as Schedule “C” (the “Plan”).

2.All references herein as to time shall mean local time in Vancouver, British Columbia, Canada.

STAY OF PROCEEDINGS

3.All relief granted in the Initial Order pronounced by this Court in the within proceedings on November 7, 2025, including the stay of proceedings, is hereby continued and extended to and including December 19, 2025.

PLAN

4.The Plan is hereby accepted for filing and the Petitioner is hereby authorized to present the Plan to the Junior Secured Noteholders in order to seek approval of the Resolution by the Junior Secured Noteholders in accordance with the terms of this Meeting Order and the Plan.

5.Each Schedule to this Meeting Order is hereby approved in substantially the form attached hereto.

6.After the Meeting Materials Delivery Date, the Petitioner may at any time and from time to time amend the Plan without further order if:

(a)

in the opinion of the Monitor, such amendment would not be materially prejudicial to the financial or economic interests of the Junior Secured Noteholders, or is necessary to give effect to the full intent of the Plan or the Sanction Order; or

(b)	such amendment is consented to by the Junior Secured Noteholders, including through their counsel in these proceedings.

7.The Monitor shall, as soon as practicable, post on the Monitor’s Website any modification, amendment, variation, or supplement to the Plan, and forthwith provide notice of such posting to the Service List.

CLASSIFICATION OF CREDITORS

8.For the purposes of considering and voting on the Resolution at the Meeting, there will be a single class of creditors, being the Junior Secured Noteholders.

9.Unless otherwise specified herein, the only Persons entitled to vote at the Meeting in person or by Proxy are the Junior Secured Noteholders.

THE MEETING

10.Notwithstanding anything contained in the Secured Notes, the Petitioner is hereby authorized to convene, hold, and conduct the Meeting at the Meeting Time (i.e. the Meeting will be held 2:00 p.m. (Vancouver time)) on December 1, 2025). At the Meeting, each Junior Secured Noteholder will vote on the Resolution (whether in person or through a Proxy), unless the Chair decides to adjourn, postpone, or otherwise reschedule the Meeting in accordance with paragraphs 25 and 26 hereof. The manner in which the Meeting shall be convened, including by way of video conference, shall be at the discretion of the Monitor, who will provide appropriate notice of same to all attendees.

NOTICE OF MEETING AND DELIVERY OF MATERIALS TO JUNIOR SECURED NOTEHOLDERS

11.By no later than November 19, 2025 (the “Meeting Materials Delivery Date”), the Monitor shall publish copies the following documents (collectively, the “Meeting Materials”) on the Monitor’s Website:

(a)this Meeting Order;

(b)the Pre-Filing Report;

(c)the Notice of Meeting;

(d)the Proxy; and

(e)the Plan.

12.By no later than the Meeting Materials Delivery Date, the Monitor shall: (i) send copies of the Meeting Materials to all Junior Secured Noteholders (or their counsel) that are known to the

Monitor and the Petitioner as at the date of this Meeting Order by prepaid ordinary mail, courier, personal delivery, or e-mail for such Junior Secured Noteholders (or their counsel) at their respective addresses or contact information that was last known to the Petitioner or the Monitor; and (ii) post, or cause to be posted, electronic copies of the Meeting Materials and the Proxy on the Monitor’s Website.

13.By no later than the Meeting Materials Delivery Date, the Petitioner shall publish a press release on its website and on SEDAR, which press release sets out that the Meeting Order has been pronounced and includes a link to the Notice of Meeting on the Monitor’s Website.

14.As soon as reasonably practicable following receipt of a request by a Junior Secured Noteholder for a copy of the Meeting Materials, the Monitor shall provide an electronic copy of the Meeting Materials to such Junior Secured Noteholder by e-mail.

15.The publication of the Meeting Materials and the transmission and delivery of the Meeting Materials in accordance with paragraphs 12 to 14 hereof, shall constitute good and sufficient service of the Meeting Materials on all Persons who may be entitled to receive notice thereof or of these proceedings and no other form of notice or service needs to he made on such Persons, and no other document or material needs to be served on such Persons in respect of these proceedings, the Plan, or the Meeting.

16.The accidental failure by the Monitor to transmit or deliver the Meeting Materials in accordance with this Meeting Order, or the non-receipt of such materials by any Person entitled to delivery of such materials shall not invalidate the passing of the Resolution or any other proceedings taken at the Meeting.

CONDUCT AT THE MEETING

17.Morag Cooper of the Monitor, or such other representative of the Monitor as it may designate, shall preside as the chair of the Meeting (the “Chair”) and, subject to this Meeting Order or any further order of this Court, shall decide all matters relating to the conduct of the Meeting.

18.The Monitor may appoint scrutineers for the supervision and tabulation of the attendance, quorum, and votes cast at the Meeting and any individual to act as secretary at the Meeting.

19.The only Persons entitled to attend the Meeting are: (i) the Junior Secured Noteholders and their legal counsel; (ii) the Petitioner and its legal counsel and advisors; (iii) the Directors and Officers and their legal counsel and advisors; and (iv) the Monitor and its legal counsel. Any other Person may be admitted only on invitation of the Chair.

20.For the purposes of counting and tabulating the vote, each voting Junior Secured Noteholder voting in respect of its Claim shall have one vote and the weight attributed to such vote shall be equal to the aggregate United States dollar value of such Junior Secured Noteholder’s Claim.

21.For purposes relating to the vote and calculating distributions under the Plan, Junior Secured Noteholders’ Claims shall not include fractional numbers and shall be rounded down to the nearest whole dollar amount without compensation. No Junior Secured Noteholder shall be entitled to bifurcate or sub-divide its Claim for purposes of voting or distribution.

22.The Monitor shall keep records and tabulations of all votes cast at the Meeting by all Junior Secured Noteholders.

23.In order to be voted at the Meeting, a Proxy must be received by the Monitor prior to the Meeting Time by e-mail at: spencer.oppal@pwc.com.

24.In the absence of instruction to vote in favour of or against the Resolution, each Proxy received by the Monitor in accordance with paragraph 23 hereof shall be deemed to include instructions to vote in favour of the Resolution.

25.The quorum required at the Meeting shall be at least one (1) Junior Secured Noteholder present in person or by Proxy and entitled to vote at the Meeting. If the quorum required at the Meeting is not met, then the Meeting shall be adjourned by the Chair to such date, time, and place as may be decided by the Chair in their sole discretion.

26.The Chair is hereby authorized to adjourn, postpone, or otherwise reschedule the Meeting, on one or more occasions, to such time(s), date(s), and place(s) as the Chair deems necessary or desirable (without the need to first convene the Meeting for the purpose of any adjournment, postponement or other rescheduling thereof).

27.The Chair shall decide on the manner of giving notice to the Junior Secured Noteholders of any rescheduled Meeting and may, if they deem it appropriate, restrict such notice to a notice posted on the Monitor’s Website.
28.In order for the Plan to be approved by the Junior Secured Noteholders, it must receive an affirmative vote of the Required Majority.
29.The result of any vote conducted at the Meeting shall be binding upon all Junior Secured Noteholders, whether or not any such Junior Secured Noteholder was present or voted at the Meeting.

SANCTION ORDER APPLICATION

30.As soon as practicable following the Meeting, the Monitor shall report to this Court on: (i) the results of the vote with respect to the approval of the Resolution; and (ii) any other matter the Monitor considers relevant with respect to the Meeting or the application for the Sanction Order (the “Sanction Order Application”).
31.If the Plan is approved by the Required Majority at the Meeting, the Petitioner shall bring the Sanction Order Application which application shall be returnable before this Court at 2:00 p.m. on December 5, 2025, or as soon thereafter as the matter can be heard.
32.A copy of the notice of application seeking the Sanction Order shall be published on the Monitor’s Website as soon as practicable.
33.Publication and delivery of the Notice of Meeting and this Meeting Order pursuant to paragraphs 12 to 15 hereof shall constitute good and sufficient service of notice of the Sanction Order Application upon all Persons who may be entitled to receive such service and no other form of service needs to be made and no other materials need to be served on such Persons in respect of the Sanction Order Application.
34.Any party who wishes to oppose the Sanction Order Application shall serve on counsel for the Petitioner, counsel for the Monitor, and all parties on the Service List, by no later than 4:00 p.m. (Vancouver time) on December 3, 2025: (i) an application response in the form prescribed by the British Columbia Supreme Court Civil Rules setting out the basis for such opposition; and (ii) a copy of the materials to be relied upon to oppose the Sanction Order Application.

35.If the Sanction Order Application is adjourned, postponed, or otherwise rescheduled, only those Persons listed on the Service List or that have filed and served an application response in accordance with paragraph 34 hereof are required to be served with notice of the adjourned, postponed, or otherwise rescheduled date.

GENERAL PROVISIONS

36.The Petitioner and the Monitor shall use reasonable discretion as to the adequacy of completion and execution of any document completed and executed pursuant to this Meeting Order and may waive strict compliance with the requirements of this Meeting Order as to the completion, execution and delivery, including with respect to the timing of such delivery, of any documents.
37.Subject to further Order of this Court, in the event of any conflict, inconsistency, ambiguity, or difference between the provisions of the Plan and this Meeting Order, the terms, conditions, and provisions of this Meeting Order shall govern and be paramount, and any such provision of the Plan shall be deemed to be amended to the extent necessary to eliminate any such conflict, inconsistency, ambiguity, or difference.
38.The Petitioner and the Monitor may apply to this Court from time to time for directions from this Court with respect to this Meeting Order, including with respect to the Meeting and Schedules to this Meeting Order, or for such further Order(s) as they may consider necessary or desirable to amend, supplement or replace this Meeting Order, including any Schedule hereto.
39.Endorsement of this Meeting Order by counsel appearing on this application, other than counsel for the Petitioner, is hereby dispensed with.
40.Nothing in this Order shall be interpreted as preventing, restricting or otherwise limiting the ability of any party to oppose an application for sanction of the Plan.
41.Any further evidence to be relied on by the Petitioner or the Monitor at the December 5, 2025 hearing must be filed and served on the Service List by no later than close of business on November 24, 2025.

THIS COURT REQUESTS the aid and recognition of other Canadian and foreign Courts, tribunal, regulatory or administrative bodies, including any Court or administrative tribunal of any federal or State Court or administrative body in the United States of America, to act in aid of and to be complementary to this Court in carrying out the terms of this Order where required. All courts, tribunals, regulatory and administrative bodies are hereby respectfully requested to make such orders and to provide such assistance to the Petitioner and to the Monitor, as an officer of this Court, as may be necessary or desirable to give effect to this Order, to grant representative status to the Monitor in any foreign proceeding, or to assist the Petitioner and the Monitor and their respective agents in carrying out the terms of this Order.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

Signature of Lawyer for the Petitioner
McCarthy Tetrault LLP
(H. Lance Williams and Ashley Bowron)

BY THE COURT

/s/ Wilson, J
REGISTRAR

SCHEDULE “A”

LIST OF COUNSEL

Counsel Name	Party Represented
Tevia Jeffries and Sandy Lun	PricewaterhouseCoopers Inc., court-appointed Monitor
Jessica Cameron	Junior Secured Noteholders
Caroline Descours and Peter Kolla	Sea Hunter Capital Management and Sea Hunter Holdings LLC

SCHEDULE “B”

DEFINITIONS

“Chair” has the meaning ascribed to it in paragraph 17 hereof.

“Claim” means the outstanding indebtedness owing to the Junior Secured Noteholder pursuant to the Secured Notes as at the Meeting Date.

“Junior Secured Noteholders” means the holders of the Secured Notes.

“Meeting” means the meeting of the Junior Secured Noteholders to consider and vote on the Resolution.

“Meeting Date” means December 1, 2025, subject to any adjournment, postponement, other rescheduling, or further Order.

“Meeting Materials” has the meaning ascribed to it in paragraph 11 hereof.

“Meeting Materials Delivery Date” has the meaning ascribed to it in paragraph 12 hereof.

“Meeting Time” means 2:00 p.m. on the Meeting Date.

“Monitor’s Website” means the website at the following URL: www.pwc.com/ca/tilt.

“Notice of Meeting” means a notice of, among other things, the Meeting Order, the Meeting, the Meeting Date, and the Meeting Time, which shall be substantially in the form attached hereto as Schedule “E”.

“Proxy” means the form of proxy that may be completed by any Junior Secured Noteholder and delivered to the Monitor in accordance with paragraph 23 hereof, which shall be substantially in the form attached hereto as Schedule “D”.

“Person” means any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate (including a limited liability company and an unlimited liability company), corporation, unincorporated association or organization, governmental authority, syndicate, or other entity, whether or not having legal status.

“Petitioner” means TILT Holdings Inc.

“Required Majority” means that number of voting Junior Secured Noteholders representing a majority in number of the voting Junior Secured Noteholders, and whose Claims represent at least two-thirds in value of voting Claims validly voting in favour of the Resolution in accordance with the Meeting Order.

“Resolution” means the resolution to approve the Plan and the transactions contemplated thereby, which will be voted on by the Junior Secured Noteholders.

“Sanction Order” means an Order, in form and substance satisfactory to the Petitioner and the Monitor, to be sought by the Petitioner from the Court as contemplated under the Plan which, inter alia, approves and sanctions the Plan and the transactions contemplated thereunder and includes such provisions that may be necessary or appropriate to give effect to the Plan.

“Sanction Order Application” has the meaning ascribed to it in paragraph 30 hereof.

“Secured Notes” means the promissory notes issued pursuant to the Junior Secured Note Purchase Agreement, dated November 1, 2019 (as amended) among the Junior Secured Noteholders, Jupiter Research LLC, Jimmy Jang, L. P., Baker Technologies, Inc., and Commonwealth Alternative Care, Inc.

“Service List” means the service list kept by the Monitor and posted on the Monitor’s Website.

SCHEDULE “C”

PLAN OF ARRANGEMENT

No. S-258388

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF THE COMPANIES’ CREDITORS ARRANGEMENT ACT,

R.S.C. 1985, c. C-36, AS AMENDED

AND

IN THE MATTER OF THE BUSINESS CORPORATIONS ACT,

S.B.C. 2002, C. 57, AS AMENDED

AND

IN THE MATTER OF A PLAN OF COMPROMISE AND ARRANGEMENT OF

TILT HOLDINGS INC.

PETITIONER

PLAN OF COMPROMISE, ARRANGEMENT, AND REORGANIZATION

NOVEMBER 17, 2025

TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION		1
1.1	Definitions	1
1.2	Construction	4

ARTICLE 2 PURPOSE, EFFECT OF PLAN, AND OPERATIONS		5
2.1	Purpose of Plan	5
2.2	Overview of Plan	5
2.3	Persons Affected by the Plan	6
2.4	Persons not Affected by the Plan	6
2.5	Existing Equity Holders	6

ARTICLE 3 CLASSIFICATION OF CREDITORS, VOTING CLAIMS, AND RELATED MATTERS		7
3.1	Classes of Creditors	7
3.2	Vote	7
3.3	Meeting	7
3.4	Parties Not Entitled to Vote	7
3.5	Approval by Required Majority	7

ARTICLE 4 RESTRUCTURING TRANSACTIONS AND PLAN IMPLEMENTATION		7
4.1	Restructuring Transactions	7
4.2	Corporate and Other Authorizations	9
4.3	Effectuating Documents	9
4.4	Assignment of Claims Subsequent to the Meeting	9
4.5	Taxes	9
4.6	Crown Priority Claims	10

ARTICLE 5 SANCTION ORDER AND CONDITIONS TO PLAN IMPLEMENTATION		10
5.1	Application for Sanction Order	10
5.2	Effect of the Sanction Order	10
5.3	Conditions Precedent to Plan Implementation	12
5.4	Failure to Satisfy Conditions Precedent	13
5.5	Monitor’s Plan Implementation Certificate	13

ARTICLE 6 EFFECT OF PLAN		13
6.1	Binding Effect of the Plan	13
6.2	Released Parties	13
6.3	Claims Not Released	14
6.4	General	15

ARTICLE 7 GENERAL		15
7.1	Amendments to the Plan	15
7.2	Severability	16
7.3	Deeming Provisions	16
7.4	Paramountcy	16
7.5	Set-Off	16
7.6	Responsibilities of the Monitor	16
7.7	Different Capacities	16

- ii -

7.8	Further Assurances	17
7.9	Governing Law	17
7.10	Notices	17

PLAN OF COMPROMISE, ARRANGEMENT, AND REORGANIZATION

This is the plan of compromise, arrangement, and reorganization of the Petitioner, made pursuant to the Companies’ Creditors Arrangement Act.

ARTICLE 1

INTERPRETATION

1.1Definitions

In the Plan, unless otherwise stated or the context otherwise requires:

“Affected Claims” means: (i) all Claims under the Parent Guarantee, and (ii) all Claims in relation to the portion of the Junior Secured Debt forgiven in the Restructuring Transactions through the Release of Debt Agreement.

“Business Day” means a day, other than a Saturday, Sunday, or a statutory holiday, on which banks are generally open for business in Vancouver, British Columbia.

“CCAA” means the Companies’ Creditors Arrangement Act, R.S.C. 1985, c. C-36, as amended.

“CCAA Proceedings” means the proceedings commenced by the Petitioner under the CCAA on the Filing Date in the Supreme Court of British Columbia, with Action No. S-258388, Vancouver Registry.

“Claim” means any indebtedness, liability, or obligation of any kind that would be a claim provable within the meaning of section 2 of the Bankruptcy and Insolvency Act, RSC 1985, c B-3.

“Conditions Precedent” means those conditions precedent to the implementation of the Plan as set forth in article 4.1 hereof.

“Court” means the Supreme Court of British Columbia.

“Crown Priority Claims” means those amounts as described in article 4.6 hereof.

“Directors” means, collectively, all of the directors of the Petitioner as at the Filing Date.

“Effective Date” means the Business Day on which all of the Conditions Precedent to the implementation of the Plan have been fulfilled and the Plan has become effective, as evidenced by the Monitor’s Plan Implementation Certificate to be filed with the Court.

“Effective Time” means 5:00 p.m. (Vancouver time) on the Effective Date.

“Existing Equity Holders” means those Persons holding a legal or beneficial interest in any Existing Equity prior to the Effective Date.

“Existing Equity” means, in respect of the Petitioner, (i) any shares, interests, participations or other equivalents (however designated) of capital stock or share capital; (ii) any phantom stock,

phantom stock rights, stock appreciation rights or stock-based performance securities; (iii) any partnership interests; (iv) any warrants, options, convertible or exchangeable securities (whether convertible, non-convertible, voting or non-voting, whether preferred, common or otherwise), subscriptions, rights (including pre-emptive or similar rights), calls, ungranted equity compensation securities or all other legal, equitable, contractual or other rights (whether actual, vested, contingent, exercisable, exchangeable or convertible and whether or not granted to or previously asserted by any person) to acquire any of the foregoing of the Petitioner.

“Filing Date” means November 7, 2025.

“Initial Order” means the order pronounced by the Court in the CCAA Proceedings on November 7, 2025.

“Junior RSAs” means the restructuring support agreements between each Junior Secured Noteholder and the Petitioner on standard and customary terms and conditions.

“Junior Secured Debt” means the promissory notes issued to the Junior Secured Noteholders pursuant to the Junior Secured Note Purchase Agreements, but shall not include any obligations owing by the Petitioner to the Junior Secured Noteholders under the Restructuring Funding Note Agreement.

“Junior Secured Note Purchase Agreements” means the Junior Secured Note Purchase Agreement, dated November 1, 2019 (as amended), between the Junior Secured Noteholders, Jupiter Research, LLC, Jimmy Jang L.P., Baker Technologies, Inc., and Commonwealth Alternative Care, Inc.

“Junior Secured Noteholders” mean the holders of the notes issued pursuant to the Junior Secured Note Purchase Agreement.

“Meeting” means the meeting of Junior Secured Noteholders that will occur pursuant to the Meeting Order.

“Meeting Date” means the date of the Meeting as set out in the Meeting Order.

“Meeting Order” means the Order, establishing the Voting Class for the purposes of the Plan and for voting purposes, and directing the calling and holding of the Meeting, as such Order may be amended and supplemented from time to time.

“Monitor” means PricewaterhouseCoopers Inc., in its capacity as the Court-appointed monitor of the Petitioner.

“Monitor’s Plan Implementation Certificate” means a certificate to be filed by the Monitor in the CCAA Proceedings confirming that the Restructuring Transactions have been completed and that the Plan has been implemented in accordance with its terms.

“New Shares” means 1,000 Common Shares in the capital of the Petitioner to be issued in accordance with the steps and sequences set out in this Plan.

“Notice of Transfer or Assignment” means a written notice of transfer or assignment of a Claim, together with satisfactory evidence of such transfer or assignment.

“Officers” means, collectively, all of the officers of the Petitioner as at the Filing Date.

“Order” means an order of the Court made in the CCAA Proceedings.

“Parent Guarantee” means the Amended and Restated Guaranty, dated February 15, 2023 granted by the Petitioner and it subsidiaries to the Junior Secured Noteholders to secure the Junior Secured Debt.

“Person” means any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate (including a limited liability company and an unlimited liability company), corporation, unincorporated association or organization, governmental authority, syndicate, or other entity, whether or not having legal status.

“Petitioner” means TILT Holdings Inc., a corporation existing under the British Columbia Business Corporations Act.

“Plan” means this plan of compromise and arrangement filed by the Petitioner pursuant to the CCAA, as may be further amended, varied or supplemented hereafter in accordance with the terms hereof.

“Released Matters” has the meaning set forth in article 6.2 hereof.

“Released Parties” means, collectively, and in their capacities as such: (i) the Petitioner; (ii) the Directors and Officers; (iii) legal counsel to the Petitioner; (iv) the Monitor and its legal counsel; and (v) the Junior Secured Noteholders.

“Release of Debt Agreement” means collectively the documents entered into between the Petitioner, Subsidiary, and those certain Junior Secured Noteholders, releasing a portion of the indebtedness outstanding under the Junior Secured Debt.

“Required Majority” means that number of voting Junior Secured Noteholders representing a majority in number of the voting Junior Secured Noteholders, and whose Affected Claims represent at least two-thirds in value of the voting Claims validly voting in favour of the Resolution in accordance with the Meeting Order.

“Resolution” means the resolution to approve the Plan and the transactions contemplated thereby, which will be voted on by the Voting Class pursuant to the Meeting Order.

“Restructuring Funding Note Agreement” means the Secured Note Purchase Agreement between the Junior Secured Noteholders and the Petitioner, amongst others, in the amount of USD $2,000,000.00, and dated November 3, 2025.

“Restructuring Transactions” means those transactions to be implemented and completed as described in article 4.1 hereof.

“Sanction Order” means an Order, in form and substance satisfactory to the Petitioner and the Monitor, to be sought by the Petitioner from the Court as contemplated under the Plan which, inter alia, approves and sanctions the Plan and the transactions contemplated thereunder and includes such provisions that may be necessary or appropriate to give effect to the Plan, including provisions in substance similar to those set out in article 5.2.

“Senior RSA” means the restructuring support agreements between the Senior Secured Creditor and the Petitioner on standard and customary terms and conditions.

“Senior Secured Creditor” means Shenzhen Smoore Technology Ltd.

“Stay Period” has the meaning set out at paragraph 11 of the Initial Order, as amended from time to time by subsequent Orders.

“Subsidiary” means Jupiter Research LLC.

“Tax” or “Taxes” means any and all amounts subject to a withholding or remitting obligation and any and all taxes, duties, fees, and other governmental charges, duties, impositions and liabilities of any kind whatsoever whether or not assessed by the Taxing Authorities (including any Claims by any of the Taxing Authorities), including all interest, penalties, fines, fees, other charges, and additions with respect to such amount.

“Tax Claim” means any Claim against any Petitioner for any Taxes in respect of any taxation year or period ending on or prior to the Filing Date, and in any case where a taxation year or period commences on or prior to the Filing Date, for any Taxes in respect of or attributable to the portion of the taxation period commencing prior to the Filing Date and up to and including the Filing Date. For greater certainty, a Tax Claim shall include, without limitation, any and all Claims of any Taxing Authority in respect of transfer pricing adjustments and any Canadian or non-resident Tax related thereto.

“Taxing Authorities” means His Majesty the King in right of Canada, His Majesty the King in right of any province or territory of Canada, the Canada Revenue Agency, and any similar revenue or taxing authority of any state, province, territory or other political subdivision in any other jurisdiction outside of Canada.

“Unaffected Claim” means a Claim, other than an Affected Claim.

“Valid Transferee” means the transferee or assignee of a Claim that has provided the Petitioner and the Monitor with a Notice of Transfer or Assignment by no later than seven (7) calendar days prior to the Effective Date.

“Voting Class” means the Junior Secured Noteholders, which shall comprise a single class for the purposes of consideration and voting upon the Resolution.

“Website” means the website at the following URL: https://www.pwc.com/ca/tilt.

1.2Construction

In the Plan, unless otherwise stated or the context otherwise requires:

(i)	the division of the Plan into articles and sections and the use of headings are for convenience of reference only and do not affect the construction or interpretation of the Plan;
(ii)

the words “hereunder”, “hereof”, and similar expressions, refer to the Plan and not to any particular article, section or schedule and references to articles, sections and schedules are to articles and sections of, and schedules to the Plan;

(iii)	words importing the singular include the plural and vice versa and words importing any gender include all genders;
(iv)

the words “includes” and “including”, and similar terms of inclusion shall not, unless expressly modified by the words only or solely, be construed as terms of limitation, but rather shall mean “includes without limitation”, or “including without limitation”, as applicable, so that references to included matters shall be regarded as illustrative without being either characterizing or exhaustive;

(v)	a reference to any statute is to that statute as now enacted or as the statute may from time to time be amended, re-enacted or replaced, and includes any regulation made thereunder;
(vi)	a reference to any agreement, indenture, or other document is to that document as amended, supplemented, restated, or replaced from time to time;
(vii)	unless otherwise specified, all references to dollar amounts or to the symbol $ are references to Canadian dollars; and
(viii)

unless otherwise specified, all references to time herein and in any document issued pursuant hereto mean local time in Vancouver, British Columbia, and any reference to an event occurring on a Business Day shall mean prior to 5:00 p.m. on such Business Day.

ARTICLE 2

PURPOSE, EFFECT OF PLAN, AND OPERATIONS

2.1Purpose of Plan

The purpose of the Plan is to:

(i)

facilitate a restructuring of the Petitioner by implementing the Restructuring Transactions, which include the cancellation of the Existing Equity and the issuance of New Shares by the Petitioner to the Junior Secured Noteholders;

(ii)	effect a compromise and arrangement of all Affected Claims,

all with the expectation that the Junior Secured Noteholders derive a greater benefit from the implementation of the Plan than they would from a bankruptcy or liquidation of the Petitioner.

2.2Overview of Plan

The Plan contemplates implementation of the Restructuring Transactions. Pursuant to the Restructuring Transactions, all Existing Equity of the Petitioner will be cancelled. In exchange for terminating the Parent Guarantee and reducing the Junior Secured Debt by $1,000 on a pro rata basis amongst the Junior Secured Noteholders, the Junior Secured Noteholders will either:

(i)	be issued the New Shares on apro rata basis among the Junior Secured Noteholders based on the total amount of Junior Secured Debt being converted, or
(ii)

where conversion to equity is not possible for a Junior Secured Noteholder, they shall be entitled to decline their pro rata share of New Shares and retain the Junior Secured Debt owed to them as against the Subsidiary only.

The implementation of the Plan, and the Restructuring Transactions contemplated herein, increases the value of the Petitioner by reducing the Petitioner’s direct obligations (the Parent Guarantee), but also reducing the outstanding debt of its wholly-owned Subsidiary.

2.3Persons Affected by the Plan

The Plan provides for a settlement of the Affected Claims of the Junior Secured Noteholders and a restructuring of the Petitioner. The Plan will become effective on the Effective Date in accordance with the steps set out in article 4.1 hereof.

As at the Effective Time, the Affected Claims will be fully and finally compromised, released, settled, and discharged to the extent provided for under the Plan. The Plan shall be binding on and shall enure to the benefit of the Petitioner, the Junior Secured Noteholders, the Released Parties, and all other Persons directly or indirectly named or referred to in or subject to the Plan and each of their respective heirs, executors, administrators, legal representatives, successors, and assigns in accordance with the terms hereof.

2.4Persons not Affected by the Plan

The Plan does not affect Unaffected Claims. Persons with Unaffected Claims will not be entitled to vote on or receive any distributions under the Plan in respect of such Unaffected Claims. Except as expressly set out herein, nothing in the Plan shall affect any of the Petitioner’s rights and defences, both legal and equitable, with respect to any Unaffected Claim, including all rights with respect to legal and equitable defences or entitlements to set-offs and recoupments against such Unaffected Claims.

The Petitioner’s obligation to Persons with Unaffected Claims (if any) will be: (a) in the case of Claims in respect of any payments referred to in section 6(3) of the CCAA, paid in full within six months of the Effective Date; (b) paid in the ordinary course; or (c) otherwise satisfied pursuant to arrangements negotiated among the relevant parties.

2.5Existing Equity Holders

All Existing Equity Holders shall not be entitled to receive any distributions under the Plan or otherwise receive any other compensation in respect of their Existing Equity.

ARTICLE 3

CLASSIFICATION OF CREDITORS, VOTING CLAIMS, AND RELATED MATTERS

3.1Classes of Creditors

For purposes of voting on the Plan, the Voting Class will be only class of creditors composed of all Junior Secured Noteholders.

3.2Vote

The Junior Secured Noteholders may vote on whether to approve the Resolution. Each Junior Secured Noteholder shall be entitled to one vote, which vote shall have a value equal to pro rata value of the Junior Secured Debt it would release in the Restructuring Transactions.

3.3Meeting

The Meeting shall be convened on the Meeting Date, as set out in the Meeting Order, and held in accordance with the CCAA, the Meeting Order, and the Plan.

The only Persons entitled to attend the Meeting are: (a) the Junior Secured Noteholders and their legal counsel, (b) the Petitioner and its legal counsel and advisors; (c) the Directors and Officers and their legal counsel and advisors; and (d) the Monitor and its legal counsel. Any other Person may be admitted only on invitation of the chair of the Meeting.

3.4Parties Not Entitled to Vote

Persons having Unaffected Claims or Existing Equity Holders are not entitled to vote on the Plan in respect of their Unaffected Claims or their Existing Equity and will not receive any distributions under this Plan.

3.5Approval by Required Majority

In order to be approved, the Resolution must receive an affirmative vote by the Required Majority of the Voting Class.

ARTICLE 4

RESTRUCTURING TRANSACTIONS AND PLAN IMPLEMENTATION

4.1Restructuring Transactions

On or prior to the Effective Date, all Conditions Precedent must be satisfied in accordance with the Plan and the Sanction Order, and all actions, documents, agreements, and funding necessary to implement all of the following transactions must be in place and be final and irrevocable prior to the Effective Date and shall then be held in escrow and shall be released without any further act or formality, and no other act or formality shall be required.

The Petitioner and the Monitor, each as applicable, will take the steps set forth below (collectively, the “Restructuring Transactions”), and will take any actions as may be necessary to effect a restructuring of the Petitioner’s business or overall organizational structure to reflect and implement the Restructuring Transactions, and the provisions of this Plan.

On the Effective Date:

(i)

all of the issued and outstanding Existing Equity in the capital of the Petitioner, including all classes thereof, shall be cancelled without any return of capital or other payment in respect thereof and all legal, equitable, contractual, or other rights (whether actual, vested, contingent, exercisable, exchangeable, or convertible and whether or not granted to or previously asserted by any person) to acquire shares of the Petitioner, including, without limitation, any options, restricted shares, warrants, ungranted equity compensation securities, or other similar instruments or rights to acquire shares of the Petitioner shall be cancelled for no consideration and of no further force or effect (which, for greater certainty shall not include the New Shares issued hereunder);

(ii)

the Parent Guarantee shall be cancelled and shall be of no further force or effect, and the obligations of the Petitioner thereunder or in any way related therewith shall be satisfied and discharged, without any return of capital and with no compensation or participation being provided or payable therefor, or in connection therewith (except as expressly provided in the Plan);

(iii)	the Junior Secured Debt will be reduced by $1,000 on a pro rata basis amongst the Junior Secured Noteholders who have delivered to the Petitioner and Subsidiary a Release of Debt Agreement;
(iv)	the New Shares shall be issued to the applicable Junior Secured Noteholders and deemed to be fully paid and non-assessable shares in the capital of the Petitioner;
(v)	the Junior Secured Noteholders shall be entitled to the treatment set out in the Plan in full and final satisfaction of their Affected Claims, and:
a.

all Affected Claims shall be and shall be deemed to be forever discharged and released, excepting only the obligations to make distributions in respect of such Claims in the manner and to the extent provided for in the Plan;

b.

no Person who has a claim under any guarantee, surety, indemnity, or similar covenant in respect of any Affected Claim or who has any right to claim over in respect of or to be subrogated to the rights of any Person in respect of an Affected Claim will be entitled to any greater rights as against the Petitioner than the Person whose Affected Claim is compromised under the Plan;

c.

all debentures, notes, certificates, indentures, guarantees, agreements, invoices, and other instruments evidencing Affected Claims (and all guarantees associated with each of the foregoing), will not entitle any holder to any compensation or participation other than as expressly provided for in the Plan and will be deemed cancelled and extinguished; and

(vi)

the releases and injunctions referred to in articles 6.1 and 6.2 of the Plan shall become effective, and the Released Matter shall be deemed to be, fully, finally, irrevocably, and forever compromised, settled, released, discharged, extinguished, can-celled, and barred and the Petitioner shall be fully, finally, and irrevocably released from any and all claims, liabilities, or obligations of any kind to a Junior Secured Noteholder.

Notwithstanding anything to the contrary herein, after the Effective Date, the Petitioner shall take such steps as are necessary to record, document and give effect to the Restructuring Transactions.

4.2Corporate and Other Authorizations

The adoption, execution, delivery, implementation, and consummation of all matters contemplated under the Plan involving corporate or other actions of the Petitioner shall occur and be effective as of the Effective Time and shall be authorized and approved under the Plan and by the Court, where appropriate, as part of the Sanction Order, in all respects and for all purposes without any requirement of further action by any of the shareholders or the Directors and Officers. All necessary approvals to take actions, if required, shall be deemed to have been obtained from the shareholders and Directors of the Petitioner.

4.3Effectuating Documents

Any current Director or Officer shall be authorized to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents, and take such other actions, as may be necessary or appropriate, on behalf of the Petitioner, to effectuate and further evidence the terms and conditions of this Plan.

4.4Assignment of Claims Subsequent to the Meeting

After the Meeting Date, a Junior Secured Noteholders may transfer or assign the whole, but not part, of its Claim by delivering to the Petitioner and the Monitor a Notice of Transfer or Assignment. The Monitor shall not be obligated to make distributions to any transferee or assignee of a Claim or otherwise deal with such transferee or assignee unless and until the Monitor and each of the Petitioner have received a Notice of Transfer or Assignment prior to 5:00 p.m. on that day that is at least seven (7) calendar days prior to the Effective Date. Upon transfer or assignment of a Claim in accordance herewith, each applicable Valid Transferee shall, for all purposes constitute a Junior Secured Noteholder and shall be bound by notices given and steps taken in respect of such Claim. For greater certainty, the Petitioner shall not recognize partial transfers or assignments of Claims. A Valid Transferee shall not be entitled to set-off, apply, merge, consolidate, or combine any such Claims assigned or transferred to it against or on account or in reduction of any amounts owing by such transferee or assignee to any of the Petitioner.

4.5Taxes

In connection with the Plan and all distributions hereunder, the Petitioner shall, to the extent applicable, comply with all Tax withholding and reporting requirements imposed by any law of a federal, state, provincial, local, or foreign Taxing Authority, and all distributions hereunder shall be subject to, and made net of, any such withholding and reporting requirements. Notwithstanding any other provision of the Plan, each Person that is to receive a distribution pursuant to the Plan shall have sole and exclusive responsibility for the satisfaction and payment of any Tax obligations imposed by any governmental entity, including income, withholding and other Tax obligations, on account of such distribution.

4.6Crown Priority Claims

As soon as practicable after the Effective Date, and within six months after the date of the Sanction Order, each Petitioner shall pay in full to His Majesty in Right of Canada or of a province all amounts that were outstanding at the Filing Date and are of a kind that could be subject to a demand under:

(i)	subsection 224(1.2) of the Income Tax Act;
(ii)

any provision of the Canada Pension Plan or of the Employment Insurance Act that refers to subsection 224(1.2) of the Income Tax Act and provides for the collection of a contribution, as defined in the Canada Pension Plan, or an employee’s premium, or employer’s premium, as defined in the Employment Insurance Act, or a premium under Part VII.I of that Act, and of any related interest, penalties or other amounts; or

(iii)

any provision of provincial legislation that has a similar purpose to subsection 224(1.2) of the Income Tax Act, or that refers to that subsection, to the extent that it provides for the collection of a sum, and of any related interest, penalties or other amounts, where the sum:

a.	has been withheld or deducted by a Person from a payment to another Person and is in respect of a Tax similar in nature to the income tax imposed on individuals under the Income Tax Act; or
b.

is of the same nature as a contribution under the Canada Pension Plan if the province is a “province providing a comprehensive pension plan” as defined in subsection 3(1) of the Canada Pension Plan and the provincial legislation establishes a “provincial pension plan” as defined in that subsection.

ARTICLE 5

SANCTION ORDER AND CONDITIONS TO PLAN IMPLEMENTATION

5.1Application for Sanction Order

The Petitioner shall use commercially reasonable efforts to obtain the Sanction Order on or before December 5, 2025. Subject to the Sanction Order being granted and the satisfaction of the Conditions Precedent, the Plan will be implemented as provided in article 4.1 hereof.

5.2Effect of the Sanction Order

In addition to sanctioning the Plan, the Sanction Order to be sought by the Petitioner shall, without limitation to any other terms that it may contain:

(i)	confirm that the Meeting was duly called and held in accordance with the Meeting Order;
(ii)

declare that: (i) the Plan has been approved by the Required Majority of the Voting Class in conformity with the CCAA; (ii) the Petitioner has complied with the provisions of the CCAA and all Orders in all respects; (iii) the Court is satisfied that the Petitioner has not done or purported to do anything that is not authorized by the CCAA; and (iv) the Plan and the transactions contemplated therein and effected thereby are procedurally and substantively fair and reasonable to all Persons affected by the Plan;

(iii)

declare that, as at the Effective Time, the Plan and all associated steps, compromises, transactions, arrangements, assignments, releases, and the restructuring effected thereby are approved, binding, and effective as herein set out upon the Petitioner, the Junior Secured Noteholders, the Existing Equity Holders, and all other Persons affected by the Plan;

(iv)	declare that the compromises, arrangements, discharges, and the releases referred to in the Plan are approved and shall become binding and effective in accordance with the Plan;
(v)

compromise, discharge, and release the Petitioner from any and all Affected Claims and declare that the ability of any Person to proceed against the Petitioner in respect of or relating to any such Affected Claims shall be forever discharged, extinguished, released and restrained, and all proceedings with respect to, in connection with or relating to such Affected Claims shall be permanently stayed against the Petitioner, subject only to the right of the Junior Secured Noteholders to receive distributions pursuant to the Plan in respect of their Affected Claims, and declare that all other releases provided for by the Plan shall be effective from and after the Effective Time;

(vi)	declare that, on the Effective Date, the Restructuring Transactions shall be deemed to occur, including that the Existing Equity shall be cancelled and shall be of no further force or effect;
(vii)

authorize and direct the Petitioner to complete the Restructuring Transactions, all without the need for any further approvals or actions on the part of the Directors and Officers or any other Persons;

(viii)	authorize all Persons named in the Plan to perform their functions and fulfil their obligations under the Plan to facilitate the implementation of the Plan;
(ix)	declare that all distributions to the Junior Secured Noteholders under the Plan are for the account of the Petitioner and the fulfillment of the Petitioner’s obligations under the Plan;
(x)	direct the Monitor to file the Monitor’s Plan Implementation Certificate in the CCAA Proceedings upon being advised by the Petitioner that the Restructuring

Transactions have been completed and any other remaining Conditions Precedent to implementation of the Plan have been satisfied;

(xi)

deem the remaining Directors and Officers of the Petitioner to have resigned without replacement, unless such Persons affirmatively elect to remain as a Director or Officer in order to facilitate any Restructuring Transactions steps in connection with the wind-down of any of the Petitioner;

(xii)

declare that all rights to indemnification or exculpation now existing in favour of present and former Directors of the Petitioner shall survive the completion of the Plan and shall continue in full force and effect in accordance with their terms for a period of not less than six (6) years from the Effective Date;

(xiii)	declare that the Stay Period continues until the discharge of the Monitor; and
(xiv)	authorize the Monitor to apply to the Court for its discharge.

5.3Conditions Precedent to Plan Implementation

The implementation of the Plan is subject to the satisfaction of the following Conditions Precedent on or prior to the Effective Date:

(i)

the Senior RSA and the Junior RSAs and all related agreements and other documents contemplated thereunder shall be in form and substance acceptable to the Petitioner and the other parties thereto, each acting reasonably, and shall have been executed by the parties and become effective, subject only to the implementation of the Plan;

(ii)

no injunction or other order shall have been issued to enjoin, restrict, or prohibit any of the compromises, arrangements, releases, and transactions, including the Restructuring Transactions, contemplated by this Plan, and no proceedings therefor shall have been commenced before any court or governmental or regulatory authority;

(iii)

all necessary corporate action and proceedings of the Petitioner shall have been taken to approve this Plan and to enable the Petitioner to execute, deliver, and perform its obligations under the agreements, documents, and other instruments to be executed and deliver by it pursuant to this Plan;

(iv)

all agreements, resolutions, documents, and other instruments, which are reasonably necessary to be executed and delivered by the Petitioners in order to implement this Plan or perform the Petitioner’s obligations under this Plan or the Sanction Order, shall have been executed and delivered;

(v)	the Plan shall have been approved by the Required Majority of the Voting Class; and

(vi)	the Plan shall have been approved and sanctioned by the Court and the Sanction Order shall have been granted by the Court and shall not have been vacated, set aside or stayed.

5.4Failure to Satisfy Conditions Precedent

If the Conditions Precedent are not satisfied in accordance with article 5.3 hereof on or before December 31, 2025, or such later date as may be agreed to by the Petitioner and the Monitor, the Plan shall not be implemented and shall cease to have any further force or effect.

5.5Monitor’s Plan Implementation Certificate

Following the implementation of the Plan in accordance with its terms and no later than the Effective Date, the Monitor shall deliver the Monitor’s Plan Implementation Certificate to the Petitioner and, as soon as reasonably practicable thereafter, file a copy with the Court and post a copy of same on the Website.

ARTICLE 6

EFFECT OF PLAN

6.1Binding Effect of the Plan

The Plan (including, without limitation, the releases and injunctions contained herein), upon being sanctioned and approved by the Court pursuant to the Sanction Order, shall be binding as of the Effective Time on all Persons irrespective of the jurisdiction in which the Persons reside or in which the Claims arose, and shall constitute:

(i)	full, final, and absolute settlement of all Affected Claims; and
(ii)	an absolute release, extinguishment, and discharge of all indebtedness, liabilities, and obligations of or in respect of any Affected Claims.

6.2Released Parties

From and after the Effective Time, each of the Released Parties shall be released and discharged from any and all demands, claims, actions, causes of action, counterclaims, suits, debts, sums of money, accounts, covenants, damages, judgments, expenses, executions, liens and other recoveries on account of any indebtedness, liability, obligation, demand or cause of action of whatever nature that any Person (including any Person who may claim contribution or indemnification against or from the Released Parties) may be entitled to assert, including any and all Claims in respect of statutory liabilities of directors and officers, whether known or unknown, matured or unmatured, direct, indirect or derivative, foreseen or unforeseen, existing or hereafter arising, based in whole or in part on any act or omission, transaction, dealing or other occurrence existing or taking place on or prior to the Effective Time relating to, arising out of or in connection with any Claim, including any Claim arising out of (a) the restructuring, disclaimer, resiliation, breach or termination of any contract, lease, agreement or other arrangement, whether written or oral, entered into by the Petitioner; (b) the Plan and any other transaction referenced in and relating to the Plan;

(c) the Restructuring Transactions; and (d) the CCAA Proceedings (collectively, the “Released Matters”).

From and after the Effective Time, all Persons, along with their respective affiliates, present and former officers, directors, employees, associated individuals, auditors, financial advisors, legal counsel, other professionals, sureties, insurers, indemnities, agents, dependants, heirs, representatives, and assigns, as applicable, are permanently and forever barred, estopped, stayed, and enjoined, on and after the Effective Time, with respect to claims against the Released Parties in respect of the Released Matters, from:

(i)

commencing, conducting, or continuing in any manner, directly or indirectly, any action, suits, demands, or other proceedings of any nature or kind whatsoever (including, without limitation, any proceeding in a judicial, arbitral, administrative or other forum) against any of the Released Parties;

(ii)

enforcing, levying, attaching, collecting, or otherwise recovering or enforcing by any manner or means, directly or indirectly, any judgment, award, decree, or order against any of the Released Parties or their property;

(iii)

commencing, conducting, or continuing in any manner, directly or indirectly, any action, suits or demands, including without limitation by way of contribution or indemnity or other relief, in common law, or in equity, breach of trust or breach of fiduciary duty or under the provisions of any statute or regulation, or other proceedings of any nature or kind whatsoever (including, without limitation, any proceeding in a judicial, arbitral, administrative or other forum) against any Person who, as a result, makes or might reasonably be expected to make a claim, in any manner or forum, against any of the Released Parties;

(iv)	creating, perfecting, asserting, or otherwise enforcing, directly or indirectly, any lien or encumbrance of any kind; or
(v)	taking any actions to interfere with the implementation or consummation of the Plan or the transactions contemplated therein.

All Persons will be deemed to have waived any and all defaults of the Petitioner then existing or previously committed by the Petitioner or caused by the Petitioner, directly or indirectly, or non-compliance with any covenant, positive or negative, pledge, warranty, representation, term, provision, condition or obligation, express or implied, in any contract, credit document, purchase order, agreement for sale, lease, or other agreement, written or oral, and all amendments or supplements thereto, existing between such Person and the Petitioner arising from commencing the CCAA Proceedings, the filing of this Plan, or the transactions contemplated by this Plan.

6.3Claims Not Released

For clarity, nothing in articles 6.1 or 6.2 shall release or discharge:

(i)	the Petitioner from or in respect of any Unaffected Claim or its obligations to the Junior Secured Noteholders under the Plan or under any Order; or

(ii)

a Released Party if the Released Party is adjudged by the express terms of a judgment rendered on a final determination on the merits to have committed fraud or wilful misconduct or in the case of the Directors, in respect of any claim referred to in section 5.1(2) of the CCAA.

6.4General

On the Effective Date, or as otherwise provided in the Plan:

(i)	the Plan will become effective at the Effective Time and the Restructuring Transactions steps will be implemented;
(ii)

the treatment of Claims under the Plan shall be final and binding for all purposes and enure to the benefit of the Petitioner, all Junior Secured Noteholders, the Released Parties, and all other Persons and parties named or referred to in, or subject to, the Plan and their respective heirs, executors, trustees in bankruptcy, administrators, and other legal representatives, successors and assigns;

(iii)	all Affected Claims shall be and shall be deemed to be forever discharged and released;
(iv)	each Person named or referred to in, or subject to, the Plan shall be deemed to have consented and agreed to all of the provisions of the Plan, in its entirety;
(v)

each Person named or referred to in, or subject to, the Plan shall be deemed to have executed and delivered to the Petitioner all consents, releases, directions, assignments, and waivers, statutory or otherwise, required to implement and carry out the Plan in its entirety; and

(vi)

each Person named or referred to in, or subject to, the Plan shall be deemed to have received from the Petitioner all statements, notices, declarations and notifications, statutory or otherwise, required to implement and carry out the Plan in its entirety.

ARTICLE 7

GENERAL

7.1Amendments to the Plan

Before the Meeting, the Petitioner may at any time and from time to time, amend the Plan by written instrument and the Monitor shall post such amendment on the Website.

After the Meeting, the Petitioner may at any time and from time to time amend the Plan:

(i)without an Order if, in the opinion of the Monitor, such amendment would not be materially prejudicial to the financial or economic interests of the Junior Secured Noteholders or is necessary to give effect to the full intent of the Plan or the Sanction Order; or

(ii)	pursuant to an Order made on notice to all Persons potentially affected by such variation, amendment, modification or supplement.

7.2Severability

If, prior to the Effective Time, any provision of the Plan is held by the Court to be invalid, void, or unenforceable, the Court, at the request of the Petitioner, may alter and interpret such provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of such provision, and such provision will then be applicable as altered or interpreted and the remainder of the provisions of the Plan will remain in full force and effect and will in no way be invalidated by such alteration or interpretation.

7.3Deeming Provisions

In the Plan, the deeming provisions are not rebuttable and are conclusive and irrevocable.

7.4Paramountcy

From and after the Effective Time, any conflict between the Plan and the covenants, warranties, representations, terms, conditions, provisions, or obligations, expressed or implied, of any contract, mortgage, security agreement, indenture, debenture, trust indenture, loan agreement, commitment letter, agreement for sale, bylaws of the Petitioner, lease or other agreement, written or oral and any and all amendments or supplements thereto existing between one or more of the Junior Secured Noteholders and the Petitioner as at the Effective Date will be deemed to be governed by the terms, conditions and provisions of the Plan and the Sanction Order. Notwithstanding the foregoing, as between the Plan and the Sanction Order, the terms of the Sanction Order shall take precedence.

7.5Set-Off

Subject to articles 2.4 and 4.8, the law of set-off applies to all Claims.

7.6Responsibilities of the Monitor

The Monitor is acting in its capacity as monitor of the Petitioner in the CCAA Proceedings and not in its personal capacity and shall not be responsible or liable for any obligations of the Petitioner under the Plan, including with respect to the making of distributions or the receipt of any distribution by any Junior Secured Noteholders pursuant to the Plan. The Monitor will have the powers and protections granted to it by the Plan, the CCAA, the Initial Order, and any other Orders.

7.7Different Capacities

Persons who are affected by the Plan may be affected in more than one capacity. Unless expressly provided herein to the contrary, a Person will be entitled to participate hereunder in each such capacity in accordance with the Meeting Order. Any action taken by a Person in one capacity will not affect such Person in any other capacity, unless otherwise provided in the Meeting Order, or unless expressly agreed by the Person in writing.

7.8Further Assurances

At the request of the Monitor or the Petitioner, each of the Persons named or referred to in, or subject to, the Plan shall execute and deliver all such documents and instruments and do all such acts and things as may be necessary or desirable to carry out the full intent and meaning of the Plan and to give effect to the transactions contemplated herein, including the Restructuring Transactions, notwithstanding any provision of the Plan that deems any transaction or event to occur without further formality.

7.9Governing Law

The Plan will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

7.10Notices

Except as otherwise provided for in the Meeting Order, any other notice or other communication to be delivered or filed hereunder must be in writing and reference the Plan and may, subject as hereinafter provided, be made or given by prepaid registered mail, courier, personal delivery, facsimile transmission or email addressed to the respective parties as follows:

(i)if to the Petitioner:

TILT Holdings Inc.

Attention: Tim Conder and Mark Higgins

Email:tcondor@tiltholdings.com; mhiggins@tiltholdings.com

With a copy to:

McCarthy Tetrault LLP

Suite 2400, 745 Thurlow St.

Vancouver, British Columbia V6E 0C5

Attention: Lance Williams and Ashley Bowron

Email:Iwilliams@mccarthy.ca; abowron@mccarthy.ca

(ii)if to the Monitor:

PricewaterhouseCoopers Inc.

Court-appointed Monitor of TILT Holdings Inc.

Suite 1400, 250 Howe Street

Vancouver, British Columbia V6C 3S7

Attention: Michelle Grant, Morag Cooper, and Spencer Oppal

Email:michelle.grant@pwc.com; morag.c.cooper@pwc.com; and

spencer.oppal@pwc.com

With a copy to:

Farris LLP

PO Box 10026, Pacific Centre South
25th Floor, 700 W Georgia Street
Vancouver, British Columbia

Attention: Tevia Jeffries

Email:tjeffries@farris.com

or to such other address as any party may from time to time notify the others in accordance with this article 7.10. All such communications that are delivered will be deemed to have been received on the day of delivery. All such communications that are sent by e-mail (scanned copy) will be deemed to be received on the day sent if sent before 5:00 p.m. on a Business Day and otherwise will be deemed to be received on the Business Day next following the day upon which such e-mail (scanned copy) was sent. Any notice or other communication sent by mail will be deemed to have been received on the third Business Day after the date of mailing. The unintentional failure by the Petitioner to give a notice contemplated hereunder will not invalidate any action taken by any Person pursuant to the Plan.

DATED this         day of                        , 2025.

TILT Holdings Inc.

Per:

SCHEDULE “D”

NO. S-258388

VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF THE COMPANIES’ CREDITORS ARRANGEMENT ACT,

R.S.C. 1985, C. C-36

AND

IN THE MATTER OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57

AND

IN THE MATTER OF A PLAN OF COMPROMISE OR ARRANGEMENT OF

TILT HOLDINGS INC.

PETITIONER

PROXY

Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Meeting Order pronounced in these proceedings on November 17, 2025.

In accordance with the Meeting Order, the Petitioner has been authorized to convene a Meeting where each Junior Secured Noteholder may, whether in person or by proxy, vote on whether to accept the plan of compromise, arrangement, and reorganization of the Petitioner dated as of November 17, 2025 (as may be amended from time to time, the “Plan”).

Before completing this proxy, please read carefully the “Instructions for Completion of Proxy” included herewith.

In accordance with the terms of the Meeting Order and the Plan, this proxy may only be filed by a Junior Secured Noteholder.

If any person is to attend the Meeting (or any adjournment thereof) on behalf of a Junior Secured Noteholder and vote on the Plan, or if a Junior Secured Noteholder wishes to appoint the representative designated by the Monitor to act as its proxy, this proxy form must be completed and signed by such Junior Secured Noteholder and received by the Monitor, PricewaterhouseCoopers Inc., before the Meeting Time of 2:00 p.m. (Vancouver time) on December 1, 2025.

THE UNDERSIGNED hereby revokes all proxies previously given and nominates, constitutes, and appoints:

(a)	or,
(b)	or if nobody is specified in (a) above, nominates Morag Cooper of PricewaterhouseCoopers Inc. in its capacity as Monitor of the Petitioner, or such person as he/she may designate as proxy of the undersigned, with power of substitution, to attend on behalf of and act for the undersigned at the Meeting, and at any and all adjournments of the Meeting, in order to vote on the Resolution as follows (mark only one):

[  ] VOTE FOR approval of the Plan; or

[  ] VOTE AGAINST approval of the Plan.

Dated at                                        this                      day of                                     , 2025.

Name of Junior Secured Noteholder:

Signature:	Name:

Title:

(print name and title of authorised signatory)

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This proxy should be read conjunction with the Plan and the Meeting Order, copies of which are included in the Meeting Materials delivered to you and are available on the Monitor’s Website at: www.pwc.com/ca/tilt.

2.

The Junior Secured Noteholder executing this proxy, who has a right to vote at the Meeting, also has the right to appoint a person as their proxy to attend, act, and vote for and on their behalf at the Meeting, or any adjournments. To appoint a person a proxy, their name must be inserted where indicated above.

3.

If no name has been inserted in the space provided, Morag Cooper of PricewaterhouseCoopers Inc., in its capacity as Monitor, or such other representative of the Monitor as she may designate, is deemed to be appointed as proxy holder, with the power of substitution.

4.	If the proxy is not dated in the space provided therefor, it is deemed to be dated on which it is received by the Monitor.
5.

This proxy must be signed by a Junior Secured Noteholder by an authorised signatory. Where the Junior Secured Noteholder is a corporation (or other non-natural person), it must be executed by an authorised signatory with an indication of the title of the signatory.

6.

Valid proxies bearing or deemed to be bearing a later date shall revoke prior dated proxies. In the event that more than one valid proxy for a Junior Secured Noteholder and bearing or deemed to be bearing the same date is received with conflicting instructions, such proxies will be treated as disputed proxies and shall not be counted for the purposes of the vote.

7.	This proxy must be received by the Monitor by delivery or e-mail before the Meeting Time of 2:00 pm (Vancouver time) on December 1, 2025, at the following address:

PricewaterhouseCoopers Inc.

Court-appointed Monitor of TILT Holdings Inc.

Suite 1400 - 250 Howe Street

Vancouver, British Columbia V6C 3S7

Attention: Morag Cooper and Spencer Oppal

E-mail: morag.c.cooper@pwc.com; spencer.oppal@pwc.com

8.	This proxy may also be deposited with the Chair of the Meeting prior to commencement of the Meeting. No proxy will be accepted by the Chair of the Meeting after commencement of the Meeting.

SCHEDULE “E”

NO. S-258388

VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF THE COMPANIES’ CREDITORS ARRANGEMENT ACT,

R.S.C. 1985, C. C-36

AND

IN THE MATTER OF THE BUSINESS CORPORATIONS ACT, S.B.C. 2002, C. 57

AND

IN THE MATTER OF A PLAN OF COMPROMISE OR ARRANGEMENT OF

TILT HOLDINGS INC.

PETITIONER

NOTICE OF MEETING

NOTICE IS GIVEN that TILT Holdings Inc. (the “Petitioner”) has filed with the Supreme Court of British Columbia (the “Court”) a plan of compromise, arrangement, and reorganization dated November 17, 2025 (as may be amended from time to time, the “Plan”) pursuant to the Companies’ Creditors Arrangement Act, as amended (the “CCAA”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

The Plan contemplates the compromise, discharge, and release of certain rights and claims of the Petitioner’s Junior Secured Noteholders. There is one class of affected creditors under the Plan, being the Junior Secured Noteholders.

NOTICE IS ALSO GIVEN that a meeting (the “Meeting”) will be held virtually using a virtual meeting platform on December 1, 2025, beginning at 2:00 p.m. (Vancouver time), where each Junior Secured Noteholder will vote (whether in person or through a Proxy) on a resolution to approve the Plan (the “Resolution”). The Meeting is being held pursuant to an Order of the Court made on November 17, 2025 (the “Meeting Order”).

The quorum for the Meeting is the presence, in person or by proxy, of at least one (1) Junior Secured Noteholder with a Claim.

In accordance with the Meeting Order, each Junior Secured Noteholder may vote at the Meeting, whether in person or by Proxy. If a Junior Secured Noteholder wishes to vote by way of proxy, it must submit a completed Proxy to the Monitor by no later than the Meeting Time.

The Monitor’s Report to the Court reporting on the results of the vote on the Plan at the Meeting will be posted on the Monitor’s Website (www.pwc.com/ca/tilt) on or before December 5, 2025.

NOTICE IS ALSO GIVEN that, should the Plan be approved at the Meeting by the Required Majority, the Petitioner will seek a Sanction Order on December 5, 2025 at 2:00 p.m., or as soon thereafter as the matter can be heard, seeking, among other things, to have the Court sanction the Plan and approve the transaction contemplated thereby.

The Monitor’s address for the purpose of obtaining any additional information or materials related to the Meeting is:

PricewaterhouseCoopers Inc.

Court-appointed Monitor of TILT Holdings Inc.

Suite 1400 - 250 Howe Street

Vancouver, British Columbia V6C 3S7

Attention: Morag Cooper and Spencer Oppal

E-mail: morag.c.cooper@pwc.com; spencer.oppal@pwc.com

IT IS IMPORTANT THAT JUNIOR SECURED NOTEHOLDERS NOTE THE FOLLOWING: Only those Junior Secured Noteholders that are on the Service List will be provided with further notice of the Sanction Order Application, the materials filed in support of the Sanction Order Application (including the Monitor’s Report to Court reporting on the results of vote of the Meeting), and any adjournment of the Sanction Order Application. These materials, and any notice of adjournment of the Meeting and the Sanction Order Application will also be posted on the Monitor’s Website at: www.pwc.com/ca/tilt, which is updated regularly. All Junior Secured Noteholders seeking updated information on the Plan, the Meeting, the Sanction Order Application, and these proceedings are directed to the Monitor’s Website.

This notice is given by the Petitioner pursuant to the Meeting Order and is dated this 19th day of November, 2025.